                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Royale Investments Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(1)
     and 0-11.
     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3) Filing Party:

        ------------------------------------------------------------------------
     4) Date Filed:

        ------------------------------------------------------------------------

                               ROYALE INVESTMENTS, INC.
                                   3430 LIST PLACE
                             MINNEAPOLIS, MINNESOTA 55416




                                                                  April 15, 1997




Dear Shareholder:

    You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Royale Investments, Inc. to be held in the offices of Lurie, Besikof, Lapidus & Co., LLP, 2501 Wayzata Boulevard, Minneapolis, Minnesota, on Monday, May 19, 1997 at 10:00 a.m., local time.

    The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting there will be a report on the operations of the Company. After the business of the meeting has been concluded, shareholders will be given the opportunity to ask appropriate questions.

    At the meeting you will be asked to elect six directors. We recommend that you vote for the election of the nominees.

    WHETHER OR NOT YOU CAN ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY. This action will not limit your right to revoke your proxy in the manner described in the accompanying Proxy Statement or to vote in person if you wish to attend the Annual Meeting and vote personally.

                                       Sincerely,



                                       Vernon R. Beck
                                       CHIEF EXECUTIVE OFFICER

                               ROYALE INVESTMENTS, INC.
                                   3430 LIST PLACE
                             MINNEAPOLIS, MINNESOTA 55416

                                ----------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               TO BE HELD MAY 19, 1997

                                ----------------------


TO THE SHAREHOLDERS:


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Royale Investments, Inc., an infinite life real estate investment trust (the "Company") will be held in the offices of Lurie, Besikof, Lapidus & Co., LLP, 2501 Wayzata Boulevard, Minneapolis, Minnesota 55402 at 10:00 a.m., local time, on Monday, May 19, 1997.

    This meeting is being held for the following purposes:

    1. To elect six (6) persons to serve as directors until the next annual election and until their successors are duly elected and qualified; and,

    2. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Only shareholders of record at the close of business on April 9, 1997, will be entitled to notice of or to vote at the meeting. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE AT YOUR EARLIEST CONVENIENCE.





                                       John Parsinen
                                       SECRETARY




Minneapolis, Minnesota
April 15, 1997

                               ROYALE INVESTMENTS, INC.

                                ----------------------

                                   PROXY STATEMENT

                                ----------------------

                            ANNUAL MEETING OF SHAREHOLDERS
                                     MAY 19, 1997


                                 GENERAL INFORMATION


    This Proxy Statement is furnished to shareholders of Royale Investments, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") for use at the Annual Meeting of Shareholders of the Company to be held on May 19, 1997 (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. It is anticipated that the mailing date of this Proxy Statement and enclosed form of proxy will be on or about April 15, 1997.

    The cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and the form of proxy, including the reimbursement of banks, brokers and other nominees for forwarding proxy materials to beneficial owners will be borne by the Company. Proxies may also be solicited personally or by telephone by directors and officers of the Company who will receive no additional compensation. A shareholder giving a proxy may revoke it at any time prior to the voting of the proxy by filing with any officer of the Company a written notice of revocation or another proxy bearing a later date. Unless otherwise noted on the proxy, the proxies will vote for the proposals set forth herein. Any written notice of revocation or subsequently dated proxy should be mailed or delivered to John Parsinen, Secretary, 3430 List Place, Minneapolis, Minnesota 55416.

    The close of business on April 9, 1997 was fixed by the Board as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On April 9, 1997, the Company had outstanding 1,420,000 shares of Common Stock, $.01 par value per share (the "Common Stock"). The Common Stock is the Company's only class of voting securities and each share entitles the holder to one vote on all matters to come before the meeting. There is no cumulative voting.

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspector appointed for the meeting. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter upon which the shareholder has abstained. Broker non-votes with respect to a given proposal will not be counted as either "for" or "against" it, but will reduce the number of shares for a majority decision. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

    A copy of the Company's 1996 Annual Report to Shareholders, including financial statements, accompanies this Proxy Statement.

ITEM 1 - ELECTION OF DIRECTORS

    Pursuant to the By-Laws of the Company, the Board of Directors has fixed at six the number of directors to be elected at the Annual Meeting. Such directors will hold office from election until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified. Unless otherwise indicated thereon, the proxy holders will vote for the election of the nominees listed below. All of the nominees are members of the present Board. If for any reason, any nominee shall be unavailable for election to the Board, the holders of proxies will vote for a substitute. Management has no reason to believe that any of the nominees will be unable to serve if elected to office.

    The six nominees who receive the highest number of votes will be elected Directors of the Company. The Board recommends a vote FOR the election of each of the nominees listed below.

NOMINEES FOR ELECTION

The following table sets forth certain information regarding the nominees.

Name                   Age        Office                                       Director Since
----                   ---        ------                                       --------------
Vernon R. Beck         55         President, Treasurer and Director            1988

John Parsinen          54         Vice President, Secretary and Director       1988

Orvin J. Hall          70         Director                                     1990

Kurt Schoenrock        64         Director                                     1990

Kenneth D. Wethe       55         Director                                     1990

Allen C. Gehrke        62         Director                                     1995


    VERNON R. BECK is Chairman of the Board of Directors of the Company. Mr. Beck has served as President of the Company since 1988 and as President of Crown Advisors, Inc., the Company's advisor, since its inception in 1988. Since 1976, Mr. Beck has been President of Vernon Beck & Associates, Inc. a commercial mortgage banking and real estate development firm, which has developed and financed numerous commercial real estate projects. Mr. Beck is a former commercial loan officer with IDS Mortgage Corporation and senior analyst with Northwestern National Life Insurance Company. Mr. Beck is also Vice President of Enterprise Maintenance, LLC, a company which provides maintenance services to commercial buildings.

    JOHN PARSINEN has over 29 years of experience in commercial real estate.
Mr. Parsinen has developed and owns various real estate projects. Mr. Parsinen has been a senior attorney at Parsinen Kaplan Levy Rosberg & Gotlieb, P.A. (Minneapolis, Minnesota) since it was formed in 1982. Mr. Parsinen specializes in commercial real estate and represents mortgage lenders, brokers, and developers in all types of residential and commercial transactions. Mr. Parsinen owns 50% of Guaranty Title, Inc., a Minneapolis-based real estate title insurance company. Mr. Parsinen was a general partner of Earle Brown

Commons Limited Partnership II, which owned and operated an elderly housing facility in Brooklyn Center, MN. In 1994, the limited partnership initiated a Chapter 11 bankruptcy reorganization proceeding to restructure certain tax and debt obligations. The bankruptcy was dismissed in 1995 and the project was sold. Mr. Parsinen is Vice President of Crown Advisors, Inc., the Company's advisor, and also an owner of Enterprise Maintenance, LLC.

    ORVIN J. HALL has over 31 years of real estate experience. Mr. Hall is now retired from Towle Real Estate, a Minneapolis-based real estate management company. Mr. Hall has been a real estate sales associate for several agencies since 1980. Prior to that, Mr. Hall worked as Mortgage Branch Manager for Investors Diversified Services, Inc. for 14 years, Mortgage Underwriter at Northwestern National Life Insurance Company for five years and worked for five years at Equitable Life Assurance Society of the United States. Mr. Hall is a Member of the Appraisal Institute (MAI).

    KURT SCHOENROCK has over 31 years in real estate activities.  Mr.
Schoenrock is currently an officer and director of Suncoast Appraisers, a full line real estate appraisal and consulting firm in St. Petersburg, Florida. Prior to starting his own appraisal firm, Mr. Schoenrock, for approximately 20 years, was the senior real estate appraiser for Aid Association for Lutherans (AAL), the world's largest fraternal association with assets exceeding $3.5 billion. Mr. Schoenrock is a licensed real estate broker in the State of Florida. Mr. Schoenrock is a Member of the Appraisal Institute (MAI).

    KENNETH D. WETHE is a certified public accountant (CPA). He has a master's degree in business administration (MBA) from Pepperdine University and has over 26 years of experience in the group insurance and employee benefits area. Mr. Wethe is a Fellow of the Life Office Management Institute. Since 1990, Mr. Wethe has been the owner and principal officer of Wethe & Associates, a Dallas-based firm providing independent risk management, insurance and employee benefit services to school districts and governmental agencies. Since 1988, Mr. Wethe also has been a consultant to Robert W. Lazarus & Associates in the area of employee benefits.

    ALLEN C. GEHRKE has over 43 years of real estate construction and development experience. Mr. Gehrke is a private investor who retired from Fleming Companies, Inc., in 1995 after 35 years with the company. His most recent position with the Milwaukee division of Fleming was Senior Vice President of Corporate Development. His responsibilities included management of all company physical assets, market research, store design and construction, fixture purchasing and installation, lease negotiations and real estate financing.
Prior to his employment with Fleming Companies, he was in the construction business for 7 years with Midwest Contractors and L.A. Construction Co. of Milwaukee. Mr. Gehrke is a former director of United Cerebral Palsy, Milwaukee Yacht Club, and Keep Greater Milwaukee Beautiful.


                            CERTAIN INFORMATION REGARDING
                        THE BOARD OF DIRECTORS AND COMMITTEES

    AUDIT COMMITTEE. The Company has a standing Audit Committee which currently consists of Kenneth D. Wethe (Chairman) and Orvin J. Hall. The Audit Committee reviews, recommends and reports to the board on (1) independent auditors, (2) the quality and effectiveness of internal controls, (3) engagement or discharge of the independent auditors, (4) professional services provided by the independent auditors, and (5) the review and approval of major changes in the Company's accounting principles and practices. During 1996, the Audit Committee held one meeting.

    The Board presently does not have a Compensation Committee and acts as its own Nominating Committee.

    During the year ended December 31, 1996, the Board of the Company held five regular meetings and four special meetings. No director attended fewer than 75% of the aggregate number of meetings of the Board and the committees on which they serve.

COMPENSATION OF DIRECTORS

DIRECTORS' FEES AND EXPENSES.

    Directors who are not officers of the Company receive an annual fee of $3,000, plus $500 for each meeting (other than telephonic Board meetings) they attend. Directors incurring travel expenses in connection with their duties as directors of the Company are reimbursed in full. The total directors' fees and travel expense reimbursement in the year 1996 was approximately $18,000. Mr. Beck and Mr. Parsinen received no fees in connection with board meetings for 1996.

AUTOMATIC OPTION GRANTS

    Since 1993, the Company has maintained a Stock Option Plan for Directors.
A total of 75,000 shares of the Company's common stock are reserved for issuance under this plan. Each director of the Company is eligible to participate in the plan. The plan provides that each director will receive, upon initial election or appointment, an option to purchase 2,500 shares of the Company's common stock at the then fair market value of the common stock. The plan also provides for the grant of an option to purchase an additional 2,500 shares of the Company's common stock upon each director's re-election to the Board. The options become exercisable in full one year after date of grant and expire ten years from the date of grant.

    The following table sets forth outstanding options granted to officers and directors of the Company under the Stock Option Plan for Directors:

                                                EXERCISE
                 NUMBER OF        VESTING       PRICE           EXPIRATION
       NAME      SECURITIES        DATE         PER SHARE          DATE
       ----      ----------       -------       ---------       ----------

Vernon R. Beck     2,500          5-24-94        $9.50            5-24-03
                   2,500          5-16-95         9.87            5-16-04
                   2,500          5-15-96         5.38            5-15-05
                   2,500          5-20-97         5.63            5-20-06

John Parsinen      2,500          5-24-94         9.50            5-24-03
                   2,500          5-16-95         9.87            5-16-04
                   2,500          5-15-96         5.38            5-15-05
                   2,500          5-20-97         5.63            5-20-06

Kenneth D. Wethe   2,500          5-24-94         9.50            5-24-03
                   2,500          5-16-95         9.87            5-16-04
                   2,500          5-15-96         5.38            5-15-05
                   2,500          5-20-97         5.63            5-20-06

Orvin J. Hall         2,500       5-24-94      9.50          5-24-03
                      2,500       5-16-95      9.87          5-16-04
                      2,500       5-15-96      5.38          5-15-05
                      2,500       5-20-97      5.63          5-20-06

Kurt Schoenrock       2,500       5-24-94      9.50          5-24-03
                      2,500       5-16-95      9.87          5-16-04
                      2,500       5-15-96      5.38          5-15-05
                      2,500       5-20-97      5.63          5-20-06

Allen C. Gehrke       2,500       5-15-96      5.38          5-15-05
                      2,500       5-20-97      5.63          5-20-06



                         EXECUTIVE OFFICERS AND COMPENSATION

The executive officers of the Company are as follows:

    NAME                     POSITION                           SINCE
    ----                     --------                           -----

    Vernon R. Beck           Chief Executive Officer            1988
                             and President

    John Parsinen            Vice-President                     1988
                             and Secretary


    The background of Messrs. Beck and Parsinen are described at "ITEM 1 - ELECTION OF DIRECTORS".

    No individual officer of the Company was paid any cash or other compensation for the years ended December 31, 1994, 1995 or 1996. Mr. Beck and Mr. Parsinen each received options to purchase 2,500 shares of Common Stock from the Company pursuant to the Company's Stock Option Plan for Directors during the year ended December 31, 1996. The options become exercisable May 20, 1997 at an option price of $5.625 per share. No officer of the Company has received options or warrants to purchase securities of the Company by reason of that person's position as an officer, and no options or warrants held by officers of the Company were exercised, adjusted or repriced in 1994, 1995 or 1996.

                                  SECURITY OWNERSHIP

    The following table sets forth certain information as of March 31, 1997, relating to the number of shares of Common Stock beneficially owned by each director and by all executive officers and directors as a group. The Company is not aware of any beneficial owner of more than five percent (5%) of the outstanding shares of the Company's common stock.

                                        SHARES OF COMMON STOCK

                                                   BENEFICIALLY OWNED
                                            -----------------------------
           DIRECTORS AND OFFICERS              NUMBER(1)          PERCENT
           ----------------------              ---------          -------

           Vernon R. Beck                   23,116   (2)(3)          1.6%
           John Parsinen                    20,687   (2)(3)          1.5%
           Orvin J. Hall                     7,500   (3)(4)            *
           Kurt Schoenrock                   7,606   (3)(4)            *
           Kenneth D. Wethe                  7,724   (3)(4)            *
           Allen C. Gehrke                   2,750   (3)(5)            *

           All executives, officers and
           directors as a group
           (seven individuals)              69,726      (6)          4.9%

---------------------

*   Less than one percent (1%)
(1) Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.
(2) Includes fifty percent of the 26,374 shares of Common Stock owned by Crown Advisors, Inc., the Company's Advisor, which is owned equally by Messrs. Beck and Parsinen. See "Certain Transactions."
(3) Does not include 2,500 shares of Common Stock issuable upon exercise of options granted in 1996 under the Company's Stock Option Plan for Directors as they are not presently exercisable.
(4) Includes 7,500 shares of common stock issuable upon exercise of presently exercisable options.
(5) Includes 2,500 shares of common stock issuable upon exercise of presently exercisable options.
(6) Includes 40,000 shares of common stock issuable upon exercise of presently exercisable options.


                 SECTION 16(a) BENEFICIAL OWNERSHIP REPORT COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers to file reports of changes in beneficial ownership of the Company's common stock with the Securities and Exchange Commission. Based on information provided to the Company, the Company is not aware of any executive officer or director of the Company who failed to timely file any report required to be filed.





                                 CERTAIN TRANSACTIONS

    Effective December 23, 1991, the Company issued five-year warrants to each of Vernon R. Beck, John Parsinen, Orvin J. Hall, Kurt Schoenrock and Kenneth D. Wethe to purchase 10,000, 10,000, 2,500, 2,500 and 2,500 shares of Common Stock, respectively, at a purchase price of $10 per share. These warrants expired on December 23, 1996. Options to purchase 2,500 shares of Common Stock were also granted to the Company's directors in 1993, 1994, 1995 and 1996 under the Company's Stock Option Plan for Directors.

These options expire ten years after their issue date. See the table under "CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES".

    Subject to the supervision of the Company's Board of Directors, the business of the Company is managed by the Advisor, which provides investment advisory and administrative services to the Company. The Advisor is owned by John Parsinen and Vernon R. Beck, officers and directors of the Company. As of March 31, 1997, the Advisor employed three persons on a full-time basis.

    Pursuant to an advisory agreement, the Company must pay the Advisor certain advisory fees, expenses and performance fees, as defined in the agreement and a 3% fee for each real estate acquisition or disposition. For each of the years ended December 31, 1996 and 1995, the advisory fee was $250,000. For the year ended December 31, 1994, the advisory fee was $240,000 and the acquisition fee was $271,000. There have been no performance fees in any of the above years.

    Upon termination of the advisory agreement, the Company must pay a fee equal to 3% of the invested real estate assets plus 25% of the increase in value of invested real estate assets from the date of acquisition to the date of termination.

    Parsinen Kaplan Levy Rosberg & Gotlieb, P.A. was compensated for legal services provided to the Company in connection with the 1991 initial public offering of its Common Stock and the acquisition of the Company's properties in 1992, 1993 and 1994. The firm continues to provide legal services to the Company, and incurred legal fees of $9,000 in 1996 and $0 in 1995. John Parsinen is an officer, director and shareholder of Parsinen Kaplan Levy Rosberg & Gotlieb, P.A.

                                 INDEPENDENT AUDITORS

    The Board of Directors has selected Lurie, Besikof, Lapidus & Co., LLP, to act as independent certified public accountants for the Company during 1997. Lurie, Besikof, Lapidus & Co., LLP, has served as auditors since the Company's formation in 1988, and a representative of that firm is expected to be present at the Annual Meeting, and will be available to respond to appropriate questions.

                            SHAREHOLDER PROPOSALS FOR THE
                         1998 ANNUAL MEETING OF SHAREHOLDERS

    Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company must notify the Company in such manner so that such notice is received by the Company by December 31, 1997. Any such proposal must be in the form required under the rules and regulations promulgated by the Securities and Exchange Commission.

                                    OTHER MATTERS

    The Board of Directors of the Company knows of no other matters that are intended to be brought before the Annual Meeting. If other matters, of which the Board of Directors is not aware, are presented for action, it is the intention of the proxies named in the enclosed form of proxy to vote on such matters in their sole discretion.

                                       BY ORDER OF THE BOARD OF DIRECTORS,



                                       John Parsinen
                                       SECRETARY


April 15, 1997

                                        PROXY
                               ROYALE INVESTMENTS, INC.
                                   3430 LIST PLACE
                             MINNEAPOLIS, MINNESOTA 55416

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Vernon R. Beck and John Parsinen and either of them as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Royale Investments, Inc. held of record by the undersigned on April 9, 1997, at the Annual Meeting of Shareholders to be held on May 19, 1997, or any adjournment thereof.

1.  ELECTION OF DIRECTORS         (   )FOR ALL NOMINEES listed below           (   ) WITHHOLD AUTHORITY
                                       (except as marked to the                      to vote for all
                                       contrary below)                               nominees listed


           VERNON R. BECK           JOHN PARSINEN           ORVIN J. HALL
           KURT SCHOENROCK         KENNETH D. WETHE        ALLEN C. GEHRKE

(INSTRUCTION: To withhold a vote for any individual nominee, write that nominee's name in the space provided below.)

-------------------------------------------------------------------------

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder. If no direction is made, this Proxy will be voted for Proposal 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                            Dated:                 , 1997
                                                  -----------------


                                            -----------------------------
                                            Signature


                                            -----------------------------
                                            Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.